UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2017

Rosetta Stone Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34283	43837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1621 North Kent Street, Suite 1200, Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

703-387-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the "Annual Meeting") of Rosetta Stone Inc. (the "Company") was held on May 19, 2017.  The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:

1.
Election of Class II Directors: Our stockholders re-elected the following Class II directors to each serve three-year terms expiring on the date of the 2020 annual meeting of stockholders or until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

A. John Hass III	15,495,386	210,950	4,348,424
Laurence Franklin	15,532,775	173,561	4,348,424

2.
Ratification of Appointment of Independent Registered Public Accounting Firm: Our stockholders ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2017.

Votes For	Against	Abstain	Broker Non-Votes

20,028,276	17,484	9,000	---

3.
Approval of an Amendment to the Rosetta Stone Inc. Amended and Restated 2009 Omnibus Incentive Plan (the “2009 Plan”) to increase the number of shares available for issuance under the 2009 Plan: Our stockholders approved the amendment to the 2009 Plan.

Votes For	Against	Abstain	Broker Non-Votes

14,213,089	1,490,334	2,913	4,348,424

4.	Advisory Vote on Executive Compensation (Say on Pay): Our stockholders gave advisory approval to the compensation paid to our named executive officers.

Votes For	Against	Abstain	Broker Non-Votes

15,439,641	196,982	69,713	4,348,424

5.
Advisory Vote on the Frequency of Say on Pay Vote (Say on Frequency): Our stockholders gave advisory approval of every “1 YEAR” as the frequency of future non-binding advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

14,562,983	8,334	1,132,848	2,171	4,348,424

In accordance with the recommendation of our Board of Directors as set forth in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2017 (“2017 Proxy Statement”), and based on the voting results for this proposal, our Board of Directors determined that an advisory vote to approve the compensation of our named executive officers will be conducted on an annual basis.  Our Board of Directors will reevaluate this determination after the next stockholder advisory vote on this matter is held.

For more information about the foregoing proposals, please see the 2017 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017

ROSETTA STONE INC.
By:	/s/ Sonia Galindo
Name: Sonia Galindo
Title: General Counsel and Secretary